SCUDDER
                                                                     INVESTMENTS

Scudder International Fund

Supplement to Prospectus Dated January 1, 2002

The following supplements the information in the "Who Manages and Oversees the Funds" section of the prospectus:

The subadvisor

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of the fund recently approved a new subadvisory agreement between the advisor and Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the advisor will seek approval from the fund's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio managers will become employees of DeAMIS, and act as consultants to the fund's advisor, under the supervision of the fund's advisor.

The following replaces the information in "The portfolio managers" section of the fund's prospectus:

The following people handle the day-to-day management of the fund:

  Clare Brody*                              Alex Tedder+
  CFA, Director of Deutsche Asset           Director of Deutsche Asset
  Management and Co-Manager of the fund.    Management and Consultant to
   o Joined Deutsche Asset Management       the fund.
     in 1993 and the fund in 2002.           o Joined Deutsche Asset Management
   o Portfolio manager with primary            in 1994 and the fund in 2002.
     focus on European markets and           o Previously managed European
     senior analyst covering global            equities and responsible for
     telecommunications and pulp and           insurance sector with 4 years of
     paper.                                    experience at Schroder
   o 10 years of investment industry           Investment Management.
     experience.                             o Head of International Select
                                               Equity strategy; portfolio
  Marc Slendebroek*                            manager and analyst for Core
  Vice President of Deutsche Asset             EAFE strategy: London.
  Management and Co-Manager of the fund.     o MA, Freiburg University.
   o Joined Deutsche Asset Management
     in 1994 and the fund in 1999.          Stuart Kirk++
   o Over 13 years of investment            Associate Director of Deutsche
     industry experience.                   Asset Management and Consultant
   o MA, University of Leiden               to the fund.
     (Netherlands).                          o Joined Deutsche Asset Management
                                               in 1995 and the fund in 2002.
  Joseph DeSantis**                          o Analyst and fund manager in
  Managing Director of Deutsche Asset          London, having since served as
  Management and Co-Manager of the fund.       portfolio manager and analyst
   o Joined Deutsche Asset Management          for International Equity in
     in 2000 and the fund in 2002.             Sydney.
   o Oversees all equity portfolio           o Portfolio manager for EAFE
     managers based in the                     Equity and global equity analyst
     Americas region.                          for Business Services &
   o Chief Investment Officer at Chase         Transport sector: London.
     Trust Bank in Tokyo, Japan,             o MA, Cambridge University.
     a division of Chase Global Asset
     Management and Mutual Funds
     (1996-2000).
   o Head of International Equities at
     Chase in New York (1992-1996).
   o Positions as a portfolio manager
     at Chase (1990-1992). Founding
     partner, investment strategist at
     Strategic Research International,
     Inc.

* During the interim period, will become an employee of a Deutsche affiliate and serve as a Consultant to the fund's advisor. Thereafter, will serve as a Co-Manager of the fund.

**   After the interim period, will no longer serve as a Co-Manager of the fund.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the fund's advisor. After the interim period, will serve as Lead Manager of the fund.

++ Currently an employee of a Deutsche affiliate, serving as a Consultant to the fund's advisor. After the interim period, will serve as a Co-Manager of the fund.



May 30, 2002